FINWARD BANCORP

Annual Meeting Presentation 2022

Friday, May 20, 2022

Finward Bancorp

A NASDAQ Traded Company – Symbol FNWD

Forward-Looking Statements

Forward-Looking Statements

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp ("FNWD"). For these statements, FNWD claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about FNWD, including the information in the filings FNWD makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: any continuing risks and uncertainties for our business, results of operations, and financial condition relating to the COVID-19 pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; customer acceptance of FNWD's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

Disclosures Regarding Non-GAAP Measures

This presentation refers to certain financial measures that are identified as non-GAAP. FNWD believes that these non-GAAP measures are helpful to investors to better understand FNWD's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

Overview of Finward Bancorp

Company Overview

- 112-year old bank headquartered in Munster, Indiana
- Community bank with core competency in commercial lending, funded by a formidable, low-cost core deposit franchise
- Named a Best Bank to Work for in America for 2015-2020 as well as a Top 200 Community Bank for 15 consecutive years by American Banker magazine
- Committed to our core values of **Stability**, **Integrity**, **Community** and **Excellence**
- Expanded into Illinois via three successfully integrated acquisitions
- Growing a full-service wealth management business

Branch Map


FNWD (30)
Evanston
Schaumburg
Niles
Bloomingdale
Geneva
Wheaton
Chicago
Downers Grove
Cicero
Naperville
Aurora
Bolingbrook
Michigan City
Yorkville
La Porte
Hammond
Gary
Portage
Westville
Hobart
Joliet
Merrillville
Valparaiso
Crown Point
Midewin National Tallgrass Prairie

Primary Business Segments

Community Banking

- Indiana state-chartered commercial bank organized in 1910
- 30 full-service retail locations across Indiana and Illinois
- 17 person business banking team
- Full service mortgage banking capabilities

Wealth Management

- Estate & retirement planning
- Corporate fiduciary business
- Advisory & brokerage
- IRA & Keogh accounts
- $375M of assets under care
- 11% YOY growth in revenues from 2020 to 2021

Financial Highlights

$ in Millions	2020	2021	2022 YTD
Total Assets	$1,496	$1,621	$2,098
Total Gross Loans	965	967	1,440
Total Deposits	1,302	1,434	1,895
Total Equity	152	157	158
NPAs / Assets(1)(2)	1.11%	0.52%	0.47%
NIM (FTE)	3.64%	3.51%	3.63%
Core ROAA(2)(3)	0.94%	0.85%	0.83%
Core ROATCE(2)(3)	10.4%	9.5%	11.3%
Full-Time Employees	264	263	323

(1) NPAs / Assets excludes restructured loans from nonperforming assets.
(2) Non-GAAP calculation, see Pages 20, 21, 22, & 23.
(3) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.

FINWARD BANCORP

Investment Rationale

Robust & Disciplined Growth Supporting Strong Profitability	▪ **6.5% TBV + Dividend CAGR since year-end 2013** ▪ Emphasis on expanding both **wealth management and business banking** ▪ **Organic growth enhanced by strategic acquisitions** expanding reach into markets that are very similar to the legacy footprint ▪ Core ROAA of 0.83%(1) and core ROATCE of 11.3%(1) for the year-to-date period ended 3/31/2022
Experienced Management Team	▪ **Dynamic, enthusiastic management team** with significant experience in Chicago area markets led by a highly accomplished Board of Directors ▪ **Executive management team well positioned** to take the Company through the next phase of the strategic plan ▪ **15%(2) insider ownership** aligns management's interests with shareholders
Dynamic Operating Markets	▪ **Operating in the "shadow" of Chicago;** enjoying the positives of Chicago's diverse economy with the benefit of being headquartered in Indiana ▪ **Well positioned to grow through ample acquisition opportunities** in our operating markets ▪ Vibrant, highly educated workforce
Attractive & Growing Core Deposit Franchise	▪ Formidable and well established **core deposit base of 85%(3) of total deposits** growing in excess of 15.1% per year (2013-current) ▪ Dedicated to **banking our clients' entire relationship** through whichever of our channels meets their needs
Strategic Investments in Infrastructure & Technology	▪ Focused on **establishing scalable platforms** for all business lines to support continued growth ▪ **Re-engineering branch and digital banking channels** while bolstering data analytics to better address client needs ▪ **Leveraging technology** to enhance operations, creating highly scalable processes

(1) Non-GAAP calculation, see Pages 20 & 21.
(2) Per March 2022 proxy statement. Beneficial ownership includes shares of restricted stock.
(3) Core deposits defined as total deposits less time deposits greater than $100K.

Corporate History


Total Organic Assets
Acquired Assets(1)
Asset CAGR - 14.4% (14.3% excl. PPP)
$693
$775
$38
$737
$865
$57
$808
$914
$927
$1,096
$146
$950
$1,328
$179
$1,149
$1,496
$1,621
$2,098
$543
$1,555

2013
- Management transition began
- Ben Bochnowski named COO
- Danette Garza named a Director

2014
- Completed acquisition of First Federal Savings & Loan
- Ben Bochnowski named a Director
- Celebrated 30 years of being a publicly traded company

2015
- Ben Bochnowski named President
- Completed acquisition of Liberty Savings Bank

2016
- Ben Bochnowski added CEO title
- David A. Bochnowski named Executive Chairman
- Robert E. Johnson nameda Director
- Wealth management leadership transition

2017
- Todd Scheub named EVP & Chief Banking Officer
- Company repositioning balance sheet and focused on regulatory and compliance work
- Launched new treasury management suite of services

2018
- Completed acquisition of First Personal, extending branch footprint into Illinois
- Celebrated crossing the $1.0 billion in total assets mark

2019
- Completed acquisition of AJS Bancorp, solidifying the Illinois footprint
- Partnered with LPL Financial to provide certain wealth solutions
- Incentive based compensation programs implemented

2020
- Announced key executive changes positioning our team for future growth
- Bank subsidiary converted from a savings bank to an Indiana-chartered commercial bank

2021
- Listed on NASDAQ
- Integrating Salesforce across platform
- Changed name to Finward Bancorp, reflecting growth and evolution of the Company
- Leadership enhancements (CCO and CPO)
- July 2021: Announced acquisition of Royal Financial, Inc., expanding Illinois footprint

Q1'22
- January 2022: Completed the acquisition of Royal Financial
- Appointed Anthony Puntillo as Lead Director

Management Team Building   Acquisitions   Key Moments

Note: Total assets as of December 31 for each period and March 31 for Q1'22.
(1) Based on reported acquired assets per Company's Audits and 10-K filings.

Executive Management Team

- **Multi-generational leadership team with decades of combined experience working together**
- **Significant insider ownership of 15%[1] aligning interests with shareholders**
- **Seasoned banking team with deep ties to core operating markets**
- **Risk-aligned corporate culture, promoting responsibility and accountability**

Officer		Years of Banking Experience	Year Started at Finward Bancorp	Position with Company
	Benjamin J. Bochnowski	11	2010	President & Chief Executive Officer
	Robert T. Lowry	36	1985	Executive VP & Chief Operating Officer
	Todd M. Scheub	26	1996	Executive VP, Chief Revenue Officer & Peoples Bank President
	Peymon S. Torabi	18	2003	Executive VP & Chief Financial Officer
	Leane E. Cerven	27	2010	Executive VP & Chief Risk Officer
	Tanya A. Leetz	27	1994	Executive VP & Chief Technology Officer
	Jill Washington	15	2021	Senior VP & Chief People Officer

(1) Per March 2022 proxy statement. Beneficial ownership includes shares of restricted stock.

Diverse Board of Directors

	Board Member	Age	Year Joined Board
	David A. Bochnowski *Executive Chairman*	76	1977

	Board Member	Age	Year Joined Board
	Benjamin J. Bochnowski *President & CEO*	41	2014
	Donald P. Fesko	49	2005
	Robert W. Youman	59	2022
	Danette Garza	67	2013
	Joel Gorelick	74	2000

	Board Member	Age	Year Joined Board
	Amy W. Han	58	2008
	Robert E. Johnson III	52	2016
	Kenneth V. Krupinski	74	2003
	Anthony M. Puntillo	55	2004
	James L. Wieser	74	1999

Disciplined and Experienced Acquiror

	First Federal Savings & Loan Association of Hammond	Liberty Savings Bank, FSB	First Personal Bank	AJS Bancorp, Inc.	Royal Financial, Inc.
Transaction Date	Closed April 2014	Closed July 2015	Closed July 2018	Closed January 2019	Closed January 2022
Transaction Value	(1)	(1)	$16M	$34M	$57M
Assets ($M)(2) As a % of FNWD Assets	$38M 5%	$57M 7%	$146M 15%	$179M 16%	$543M 35%
Loans ($M)(2)	$29M	$28M	$95M	$88M	$451M
Deposits ($M)(2)	$37M	$56M	$125M	$144M	$475M
# of Branches	2	3	3	3	9

Source: S&P Global Market Intelligence.
(1) First Federal Savings & Loan Association of Hammond and Liberty Savings Bank, FSB transactions were voluntary supervisory conversions; FNWD did not pay any consideration as part of the transactions.
(2) Based on reported acquired amounts per Company's Audits and 10-K filings.

Driving Service Excellence

Deepen Relationships

- Transitioning from customers and features to relationships and solutions
- Focus on what clients need to thrive
- Broaden product/service offerings

Drive Efficiency

- Reduce complexity
- Reduce cycle time
- Improve sales growth

Expand Markets

- Grow into new markets organically
- Expand product offerings
- Build scale through whole bank & team acquisitions

Superior customer service supported by best in class technology

Technology Partners

salesforce | WalletFi | ncino | OnBoard | FIS | ICE Mortgage Technology, EllieMae, MERS, simplifile

Well-Balanced, Growing Loan Portfolio

Historical Gross Loans ($ Millions)



Organic Loans
PPP Loans
Acquired Loans (1)
CAGR - 15.5% (15.4% excl. PPP)
$438
$488
$459
$29
$572
$544
$28
$584
$620
$764
$670
$95
$906
$818
$88
$965
$898
$67
$967
$945
$22
$1,440
$979
$10
$451
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q1'22

Q1'22 Loan Portfolio by Collateral Type



Residential Real Estate
Commercial Real Estate
Multifamily
Construction & Land Development
Commercial Business
Manufactured Homes
Home Equity
Other
31.0%
28.5%
16.2%
10.7%
7.8%
2.7%
2.4%
0.6%

Yield on Loans (%)(2)



4.79%
4.35%
4.37%
4.37%
4.37%
4.61%
4.85%
4.47%
4.19%
4.10%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q1'22

Lending Strategy

- Core competency in commercial lending (36% combined total of CRE and C&I)
- Growing C&I portfolio of $112.4 million ($102.4 million excl. PPP) as of 3/31/2022
- Named 2019 Lender of the Year by the Regional Development Company for commercial lending efforts
- Continuously making upgrades to residential mortgage platform with $225 million of originations in 2020 and $153 million for the year-ended 12/31/2021
- Portfolio mortgages mainly jumbo loans, high quality loans with 10-15 year terms, and acquired loans

Source: S&P Global Market Intelligence & Company Documents.
Note: Total loans as of December 31 for each period and March 31 for Q1'22.
(1) Based on reported acquired loans per Company's Audits and 10-K filings.
(2) Non-GAAP calculation, see Page 22.

FINWARD BANCORP

Conservative Approach to Credit

Credit Philosophy

- Experienced banking team with deep knowledge of the Chicago area market empowered to be relationship bankers (not just lenders)
- Prudent risk identification and mitigation processes in place to proactively address risks in the loan portfolio
- Compete aggressively for new lending opportunities, but will always appropriately structure credits to minimize risk
- Loan portfolio is well diversified to reduce concentration risks

Credit Underwriting and Administration

- Credit approval process is layered through Chief Business Banking Officer and loan committees (OLC, SOLC and Board EC)
- Additional personnel to be hired in near future
- 60% of the portfolio was reviewed by an internal team or third party in 2020
- Stress test was conducted by an outside third party in 2020 and will be tested quarterly this year
- Commercial portfolio workout manager actively monitors and works with borrowers for problem credits

NPAs / Assets[1]



$6.3 $8.9 $9.1 $10.5 $9.2 $10.6 $9.5 $158 $8.3 $9.9
$ in Millions
Commercial Non-Accrual
Non-Accrual TruPS
Other NPAs
0.91% 1.15% 1.05% 1.14% 0.99% 0.97% 0.72% 1.11% 0.52% 0.47%
2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1'22

NCOs (Recoveries) / Avg. Loans



$1.7 $1.7 $0.4 $0.5 $1.4 $0.8 $1.5 $0.2 $0.6 $0.6
$ in Millions
0.39% 0.35% 0.07% 0.09% 0.23% 0.12% 0.18% 0.03% 0.07% (0.01%)
2013 2014 2015 2016 2017 2018 2019 2020 (2) 2021 (2) Q1'22 (2)

Reserves / Loans



$7.2 $6.4 $7.0 $7.7 $7.5 $8.0 $9.0 $125 $13.3 $13.4
$ in Millions
LLR / Loans (ex. M&A Discounts)
LLR / Loans (w/ M&A Discounts)
1.64% 1.60% 1.89% 1.82% 1.59% 1.64% 1.66% 1.84% 1.67% 1.55%
1.30% 1.22% 1.32% 1.21% 1.04% 0.99% 1.39% 1.41% 0.94%
2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1'22

Source: S&P Global Market Intelligence & Company Documents.

(1) NPAs / Assets excludes restructured loans from nonperforming assets.

(2) Excludes PPP Loan balances.

(3) Non GAAP calculation, see Page 22.

FINWARD BANCORP

Stable and Growing Core Deposit Franchise

Historical Total Deposits ($ Millions)


Organic Deposits
Acquired Deposits[1]
CAGR - 15.6%
$573
$634
$597
$37
$715
$659
$56
$780
$793
$930
$805
$125
$1,154
$1,010
$144
$1,302
$1,434
$1,895
$1,420
$475
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q1'22

Q1'22 Deposit Composition


Noninterest Bearing Checking
Interest Bearing Checking
Savings
Money Market
Retail Time <$100K
Jumbo Time >$100K
20.1%
18.5%
22.5%
16.2%
7.7%
15.0%
85% Core[2]

Cost of Deposits (%)


FNWD
Peer Median[3]
Avg. Fed Funds Rate:
0.11%
0.09%
0.13%
0.39%
1.00%
1.83%
2.16%
0.36%
0.08%
0.12%
0.46%
0.37%
0.32%
0.36%
0.43%
0.65%
0.96%
0.55%
0.27%
0.21%
0.20%
0.20%
0.22%
0.24%
0.27%
0.45%
0.75%
0.43%
0.14%
0.08%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q1'22

Deposit Strategy

- Formidable and well established core deposit franchise provides low-cost source of funding for loan origination
- 76% loans/deposits provides ample room for loan growth
- 77% of total deposits are non-maturity as of 3/31/2022
- Top quartile[3] cost of deposits at 8 bps for the year-ended 3/31/2022
- 73% of time deposits as of 3/31/2022 repricing over the next 12 months

Source: S&P Global Market Intelligence & Company Documents.
Note: Total deposits as of December 31 for each period and March 31 for Q1'22.
(1) Based on reported acquired deposits per Company's Audits and 10-K filings.
(2) Core deposits defined as total deposits less time deposits greater than $100K.
(3) Peer group consists of Midwest major exchange-traded banks with total assets between $1.0 billion and $3.0 billion as of 3/31/2022.

Core Earnings Power

Profitability

- Strong earnings continue to accrete to and build capital
- Low cost funding allows for utilizing the balance sheet efficiently
- Successful execution of M&A strategy resulting in realized synergies more than accounting for one-time deal-related costs
- Future profitability to be driven by a combination of organic growth, streamlining of internal operations, and accretive M&A

Core Net Income(1)(2) & Earnings Per Share(1)(2)


$ in Millions, except per share
Core Net Income
GAAP Net Income
Core EPS
Core EPS CAGR - 6.7%(3)
$6.7 $7.1 $6.8 $7.4 $7.5 $7.9 $8.3 $9.1 $8.7 $9.0 $9.6 $9.3 $11.8 $11.5 $13.3 $15.9 $13.4 $15.0 $4.1 $2.1
$2.36 $2.41 $2.64 $2.89 $3.03 $3.25 $3.43 $3.86 $3.84 $1.01
2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1'22

Core ROAA(1)(2) & Core ROATCE(1)(2)


Core ROATCE
Core ROAA
9.6% 9.5% 9.8% 10.0% 9.9% 10.9% 10.6% 10.4% 9.5% 11.3%
0.97% 0.90% 0.92% 0.93% 0.95% 0.96% 0.91% 0.94% 0.85% 0.83%
2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1'22

Core Pre-Provision Net Revenue(1)(2) / Avg. Assets


$ in Millions
Core Pre-Provision Net Revenue
Core Pre-Provision Net Revenue / Avg. Assets
$9.3 $9.6 $10.1 $11.6 $11.8 $12.4 $16.1 $19.1 $15.9 $2.1
1.35% 1.26% 1.23% 1.31% 1.29% 1.24% 1.25% 1.34% 1.01% 0.44%
2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1'22

Source: S&P Global Market Intelligence & Company Documents.

(1) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.

(2) Non-GAAP calculation, see Pages 20 & 21.

(3) For comparison purposes, CAGR calculated using Q1'22 YTD annualized Core EPS.

FINWARD BANCORP

Capital to Support Growth

Capital Management

- Regulatory capital levels in excess of well-capitalized requirements
- TCE and regulatory capital ratios demonstrate a consistent ability to leverage capital
- Have a capital plan in place that satisfies our internal goals

TCE / TA & Bank Leverage Ratio (%)



TCE Ratio (excl. PPP)(1)
Leverage Ratio (excl PPP)(1)(2)
9.6% 9.9%
9.6% 9.2%
9.0% 9.0%
8.9% 9.0%
9.6% 9.4%
8.3% 8.4%
8.9% 8.3%
9.7% 8.7%
9.0% 8.6%
6.3% 8.2%
2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1'22

Bank Total Capital Ratio (%)



15.5% 14.8% 13.5% 14.1% 13.7% 12.2% 12.5% 13.9% 13.9% 11.8%
2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1'22

CRE and C&D / Bank Total Risk Based Capital (%)



CRE / Total Capital(3)
C&D / Total Capital(3)
CRE Test
C&D Test
160% 29%
165% 33%
207% 50%
194% 44%
219% 54%
254% 66%
255% 75%
236% 69%
253% 84%
372% 88%
2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1'22

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculation, see page 21.
(2) Leverage Ratio excludes PPP loan balance from average assets for leverage ratio.
(3) Commercial real estate loans divided by total risk-based capital and construction & development loans divided total risk-based capital.

FINWARD BANCORP

Recap of Franchise Highlights

✓ Experienced and Invested Leadership

- Dynamic team with significant experience in Chicago area markets
- Interests aligned with shareholders through substantial ownership

✓ Meaningful Presence in Diverse, Dynamic Markets

- Benefiting from Chicago's demographics and Indiana's business-friendly environment
- Well positioned to grow through acquisition opportunities in existing markets

✓ Attractive Core Deposit Franchise

- 85% core deposits with top quartile cost of deposits for the quarter-ended 3/31/2022 of 8bps
- Growing core deposits in excess of 15.1% per year (CAGR since 2013)

✓ Track Record of Exceptional Growth and Profitability

- Producing long-term earnings growth in excess of 6.7%[1] (CAGR since 2013) and TBV growth in excess of 3.0% (CAGR since 2013)
- Future profitability focused on a combination of organic growth, streamlining operations, and M&A

✓ Investing to Position For the Future

- Investing in all business lines with a focus on: (1) deepening relationships; (2) driving efficiency; and (3) expanding markets and product offerings
- Moving toward best in class technology stack

(1) For comparison purposes, CAGR calculated using Q1'22 YTD annualized Core EPS.

THANK YOU

FINWARD
BANCORP

APPENDIX

FINWARD
BANCORP

Historical Financial Summary

$ in thousands, except per share data	Fiscal Year Ended December 31 2017	2018	2019	2020	2021	Quarter Ended March 31 2022
Balance Sheet & Capital						
Total Assets	$927,259	$1,096,158	$1,328,161	$1,496,292	$1,620,743	$2,097,845
Loans, Net	612,729	756,438	897,228	952,688	953,377	1,426,341
Total Deposits	793,004	929,786	1,154,370	1,302,339	1,434,201	1,895,211
Tangible Common Equity[1]	88,844	89,872	117,319	136,461	142,380	128,788
TBV Per Share[1]	$31.02	$29.67	$33.99	$39.41	$40.91	$29.99
TCE / TA (%)[1][2]	9.6 %	8.3 %	8.9 %	9.7 %	9.0 %	6.3 %
Bank Tier 1 Leverage Ratio (%)[1][2]	9.4 %	8.4 %	8.3 %	8.7 %	8.6 %	8.2 %
Bank Total Risk-Based Capital Ratio (%)	13.7 %	12.2 %	12.5 %	13.9 %	13.9 %	11.8 %
Asset Quality						
Nonperforming Assets	$9,221	$10,593	$9,532	$15,832	$8,253	$9,880
NPAs / Assets (%)[1][2][3]	0.99 %	0.97 %	0.72 %	1.11 %	0.52 %	0.47 %
NPLs / Loans (%)	0.89 %	1.11 %	0.91 %	1.49 %	0.75 %	0.58 %
NCOs (Recoveries) / Average Loans (%)	0.23 %	0.12 %	0.18 %	0.03 %	0.07 %	(0.01) %
ALLL / Total Loans (%)[1][2][4]	1.59 %	1.64 %	1.66 %	1.84 %	1.67 %	1.55 %
Income Statement						
Net Interest Income	$30,766	$34,359	$43,158	$45,881	$48,575	$15,535
Provision for Loan Losses	1,200	1,308	2,584	3,687	1,509	-
Noninterest Income	7,752	9,099	10,670	18,148	15,947	3,114
Noninterest Expense	25,488	31,383	38,030	41,636	46,636	16,269
Income Tax Expense	2,869	1,430	1,678	2,774	1,414	275
Net Income	8,961	9,337	11,536	15,932	14,963	2,135
GAAP Earnings Per Share	$3.13	$3.17	$3.37	$4.60	$4.30	$0.53
Profitability Ratios						
Core ROAA (%)[1]	0.95 %	0.96 %	0.91 %	0.94 %	0.85 %	0.83 %
Core ROATCE (%)[1]	9.9 %	10.9 %	10.6 %	10.4 %	9.5 %	11.3 %
Net Interest Margin (FTE) (%)	3.84 %	3.81 %	3.73 %	3.64 %	3.51 %	3.63 %
Core Efficiency Ratio (%)[1]	68.7 %	70.7 %	69.7 %	69.0 %	74.5 %	72.9 %
Noninterest Income / Average Assets (%)	0.85 %	0.91 %	0.83 %	1.27 %	1.01 %	0.64 %
Core Noninterest Expense / Average Assets (%)[1]	2.8 %	3.0 %	2.9 %	3.0 %	3.0 %	2.7 %

Source: S&P Global Market Intelligence & Company Documents.
(1) Non GAAP calculation, see following pages.
(2) Excludes PPP Loans.
(3) NPAs/Assets excludes restructured loans from nonperforming assets.
(4) ALLL includes M&A discounts.

FINWARD BANCORP

Non-GAAP Reconciliation

($ In thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1'2022
Net income	$ 7,118	$ 7,394	$ 7,852	$ 9,142	$ 8,961	$ 9,337	$ 11,536	$ 15,932	$ 14,963	$ 2,135
Non-recurring expenses										
Acquisition related costs	—	—	452	—	—	2,076	2,113	—	—	2,852
Non-recurring income										
BOLI death benefit	—	—	—	—	—	—	(205)	—	—	—
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,987)	(381)
Amortization of Intangibles	—	9	41	70	70	268	956	994	994	218
Loan accretion income	—	(318)	(399)	(606)	(456)	(828)	(1,971)	(1,919)	(1,041)	(234)
Related tax benefit / (cost)	221	298	179	477	436	(66)	(57)	687	427	(516)
DTA revaluation	—	—	—	—	517	—	—	—	—	—
Core net income	$ 6,709	$ 6,842	$ 7,519	$ 8,257	$ 8,668	$ 9,587	$ 11,751	$ 13,346	$ 13,356	$ 4,074
Diluted average common shares outstanding	2,841,990	2,844,033	2,850,801	2,858,601	2,864,037	2,949,212	3,425,056	3,459,167	3,477,309	4,020,815
Reported: Diluted earnings per share	$ 2.50	$ 2.60	$ 2.75	$ 3.20	$ 3.13	$ 3.17	$ 3.37	$ 4.61	$ 4.30	$ 0.53
Core: Diluted earnings per share	2.36	2.41	2.64	2.89	3.03	3.25	3.43	3.86	3.84	1.01
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,573,981	$ 1,955,347
Reported: Return on average assets	1.03%	0.97%	0.96%	1.03%	0.98%	0.93%	0.90%	1.12%	0.95%	0.44%
Core: Return on average assets	0.97%	0.90%	0.92%	0.93%	0.95%	0.96%	0.91%	0.94%	0.85%	0.83%

($ In thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1'2022
Net interest income	$ 24,427	$ 25,363	$ 27,370	$ 30,054	$ 30,766	$ 34,359	$ 43,158	$ 45,881	$ 48,575	$ 15,535
Non-interest income	5,359	6,074	6,850	7,613	7,752	9,099	10,670	18,148	15,947	3,144
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,987)	(381)
Non-interest expense	(19,821)	(21,015)	(23,616)	(24,709)	(25,488)	(31,383)	(38,030)	(41,636)	(46,636)	(16,269)
Pre-provision net revenue	$ 9,335	$ 9,881	$ 9,998	$ 12,132	$ 12,170	$ 10,875	$ 15,177	$ 20,045	$ 15,899	$ 2,029
Non-recurring expenses	—	—	452	—	—	2,076	2,113	—	—	—
Non-recurring income	—	—	—	—	—	—	(205)	—	—	—
Amortization of intangibles	—	9	41	70	70	268	956	994	994	347
Loan accretion income	—	(318)	(399)	(606)	(456)	(828)	(1,971)	(1,919)	(1,041)	(234)
Core: pre-provision net revenue	$ 9,335	$ 9,572	$ 10,092	$ 11,596	$ 11,784	$ 12,391	$ 16,070	$ 19,120	$ 15,852	$ 2,142
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,573,981	$ 1,955,347
Reported: Pre-provision net revenue to average assets	1.35%	1.30%	1.22%	1.37%	1.34%	1.09%	1.18%	1.40%	1.01%	0.42%
Core: Pre-provision net revenue to average assets	1.35%	1.26%	1.23%	1.31%	1.29%	1.24%	1.25%	1.34%	1.01%	0.44%

Non-GAAP Reconciliation

($ In thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1'2022
Total assets	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,328,161	$ 1,496,292	$ 1,620,743	$ 2,097,845
Goodwill	—	(1,611)	(2,561)	(2,792)	(2,792)	(8,170)	(11,109)	(11,109)	(11,109)	(22,851)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,126)	(5,998)
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(22,072)	(9,983)
Tangible assets (excl. PPP)	$ 693,453	$ 773,349	$ 861,809	$ 910,340	$ 924,043	$ 1,084,566	$ 1,311,938	$ 1,413,889	$ 1,584,436	$ 2,059,013
Total stockholders' equity	66,761	76,165	80,909	84,108	92,060	101,464	133,542	151,689	156,615	157,637
Goodwill	—	(1,611)	(2,561)	(2,792)	(2,792)	(8,170)	(11,109)	(11,109)	(11,109)	(22,851)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,126)	(5,998)
Tangible common equity	$ 66,761	$ 74,470	$ 77,825	$ 80,822	$ 88,844	$ 89,872	$ 117,319	$ 136,461	$ 142,380	$ 128,788
Ending number of common shares outstanding	2,841,164	2,844,167	2,851,417	2,860,157	2,864,507	3,029,157	3,451,797	3,462,908	3,480,701	4,294,116
Tangible common equity to tangible assets (excl PPP)	9.6%	9.6%	9.0%	8.9%	9.6%	8.3%	8.9%	9.7%	9.0%	6.3%
Tangible book value per share	$ 23.50	$ 26.18	$ 27.29	$ 28.26	$ 31.02	$ 29.67	$ 33.99	$ 39.41	$ 40.91	$ 29.99
Average stockholders' common equity	$ 69,966	$ 72,943	$ 79,299	$ 85,842	$ 90,538	$ 94,460	$ 126,845	$ 144,275	$ 155,945	$ 170,374
Average goodwill	—	(1,007)	(2,156)	(2,705)	(2,792)	(4,809)	(10,650)	(11,109)	(11,109)	(21,251)
Average other intangibles	—	(55)	(249)	(483)	(459)	(1,504)	(5,274)	(4,616)	(3,843)	(5,174)
Average tangible stockholders' common equity	$ 69,966	$ 71,881	$ 76,895	$ 82,654	$ 87,287	$ 88,147	$ 110,921	$ 128,550	$ 141,193	$ 143,949
Reported: Return on average tangible common equity	10.2%	10.3%	10.2%	11.1%	10.3%	10.6%	10.4%	12.4%	10.6%	5.9%
Core: Return on average tangible common equity	9.6%	9.5%	9.8%	10.0%	9.9%	10.9%	10.6%	10.4%	9.5%	11.3%

($ In thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1'2022
Bank Tier 1 Capital	$ 68,552	$ 71,657	$ 76,049	$ 81,239	$ 86,291	$ 89,941	$ 108,683	$ 123,279	$ 133,735	$ 156,800
Bank Average assets for leverage ratio	$ 692,058	$ 782,956	$ 846,927	$ 897,762	$ 916,846	$ 1,072,515	$ 1,310,614	$ 1,477,980	$ 1,585,917	$ 1,913,295
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(22,072)	(9,983)
Average assets for leverage ratio (excl PPP)	$ 692,058	$ 782,956	$ 846,927	$ 897,762	$ 916,846	$ 1,072,515	$ 1,310,614	$ 1,410,805	$ 1,563,845	$ 1,903,312
Bank Leverage Ratio (excl PPP)	9.9%	9.2%	9.0%	9.0%	9.4%	8.4%	8.3%	8.7%	8.6%	8.2%

FINWARD BANCORP

Non-GAAP Reconciliation

($ In thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1'2022
Reported: Interest income on loans	$ 20,891	$ 21,232	$ 23,203	$ 26,269	$ 26,859	$ 32,392	$ 44,455	$ 44,867	$ 41,573	$ 13,286
Loan accretion income	—	(318)	(399)	(606)	(456)	(828)	(1,971)	(1,919)	(1,041)	(234)
Core: Interest income on loans	$ 20,891	$ 20,914	$ 22,804	$ 25,663	$ 26,403	$ 31,564	$ 42,484	$ 42,948	$ 40,532	$ 13,052
Average loan balances	$ 436,429	$ 480,404	$ 522,278	$ 587,119	$ 603,913	$ 684,159	$ 876,611	$ 961,187	$ 968,185	$ 1,274,407
Reported: Yield on loans	4.79%	4.42%	4.44%	4.47%	4.45%	4.73%	5.07%	4.67%	4.29%	4.17%
Core: Yield on loans	4.79%	4.35%	4.37%	4.37%	4.37%	4.61%	4.85%	4.47%	4.19%	4.10%

($ In thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1'2022
Reported: Allowance for loan losses	$ 7,189	$ 6,381	$ 6,953	$ 7,698	$ 7,482	$ 7,962	$ 8,999	$ 12,458	$ 13,343	$ 13,387
Additional reserves not part of ALLL	—	1,458	3,835	2,908	2,376	4,592	6,042	4,098	2,428	8,749
Adjusted: Allowance for loan losses	$ 7,189	$ 7,819	$ 10,788	$ 10,606	$ 9,858	$ 12,554	$ 15,041	$ 16,556	$ 15,771	$ 22,136
Reported: Loan balances	437,821	488,153	571,898	583,650	620,211	764,400	906,227	965,146	966,720	1,439,728
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(22,072)	(9,983)
Adjusted: Loan balances	$ 437,821	$ 488,153	$ 571,898	$ 583,650	$ 620,211	$ 764,400	$ 906,227	$ 897,971	$ 944,648	$ 1,429,745
Reported: LLR /loans	1.64%	1.30%	1.22%	1.32%	1.21%	1.04%	0.99%	1.29%	1.38%	0.93%
Adjusted: LLR / loans	1.64%	1.60%	1.89%	1.82%	1.59%	1.64%	1.66%	1.84%	1.67%	1.55%

($ In thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1'2022
Non-accruing loans	$ 3,780	$ 4,599	$ 5,201	$ 5,605	$ 4,996	$ 6,595	$ 6,507	$ 13,799	$ 7,056	$ 8,414
Accruing loans > 90 days delinquent	174	941	377	500	227	321	866	566	205	494
Non-accrual TruPS	1,252	1,611	1,912	1,689	2,299	2,050	1,076	929	992	972
OREO	1,084	1,745	1,590	2,665	1,699	1,627	1,083	538	0	0
Total non-performing assets	$ 6,290	$ 8,896	$ 9,080	$ 10,459	$ 9,221	$ 10,593	$ 9,532	$ 15,832	$ 8,253	$ 9,880
Total assets	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,328,161	$ 1,496,292	$ 1,620,743	$ 2,097,845
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	67,175	22,072	9,983
Total assets (excl. PPP)	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,328,161	$ 1,429,117	$ 1,598,671	$ 2,087,862
Reported: NPAs /assets (excl. TDRs)	0.91%	1.15%	1.05%	1.14%	0.99%	0.97%	0.72%	1.06%	0.51%	0.47%
Adjusted: NPAs / assets (excl. TDRs & PPP)	0.91%	1.15%	1.05%	1.14%	0.99%	0.97%	0.72%	1.11%	0.52%	0.47%

Non-GAAP Reconciliation

($ In thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	Q1'2022
Net interest income	$ 24,427	$ 25,363	$ 27,370	$ 30,054	$ 30,766	$ 34,359	$ 43,158	$ 45,881	$ 48,575	$ 15,535
Non-interest income	5,359	6,074	6,850	7,613	7,752	9,099	10,670	18,148	15,947	3,144
Reported: Revenue	29,786	31,437	34,220	37,667	38,518	43,458	53,828	64,029	64,522	18,679
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,987)	(381)
Non-recurring income	—	—	—	—	—	—	(205)	—	—	(363)
Core: Revenue	$ 29,156	$ 30,896	$ 33,614	$ 36,841	$ 37,658	$ 42,258	$ 53,002	$ 61,681	$ 62,535	$ 17,935
Reported: Non-interest expense	19,821	21,015	23,616	24,709	25,488	31,383	38,030	41,636	46,636	16,269
Amortization of intangibles	—	(9)	(41)	(70)	(70)	(268)	(956)	(994)	(994)	(347)
Loan accretion income	—	318	399	606	456	828	1,971	1,919	1,041	—
Non-recurring expenses	—	—	(452)	—	—	(2,076)	(2,113)	—	—	(2,852)
Core: Non-interest expense	$ 19,821	$ 21,324	$ 23,522	$ 25,245	$ 25,874	$ 29,867	$ 36,932	$ 42,561	$ 46,589	$ 13,070
Reported: Efficiency Ratio	66.5%	66.8%	69.0%	65.6%	66.2%	72.2%	70.7%	65.0%	72.3%	87.1%
Core: Efficiency Ratio	68.0%	69.0%	70.0%	68.5%	68.7%	70.7%	69.7%	69.0%	74.5%	72.9%
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,573,981	$ 1,955,347
Reported: NIE to average total assets	2.9%	2.8%	2.9%	2.8%	2.8%	3.1%	3.0%	2.9%	3.0%	3.3%
Core: NIE to average total assets	2.9%	2.8%	2.9%	2.8%	2.8%	3.0%	2.9%	3.0%	3.0%	2.7%

FINWARD BANCORP